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                                                          EXHIBIT 10.33
                 SECOND AMENDMENT TO LOAN AGREEMENT
                 ----------------------------------

     This Second Amendment to Loan Agreement (the "Amendment") is dated and effective as of February 25, 1999, by, between and among EQUITY UNDERWRITING GROUP, INC., EQUITY INSURANCE MANAGERS, INC. and 21ST CENTURY CLAIM SERVICES, all Kentucky corporations (collectively referred to herein as the "Borrowers"); UNIFIED FINANCIAL SERVICES, INC., a Delaware corporation (referred to herein as the "Guarantor"); and BANK ONE, KENTUCKY, NA, a national banking association (referred to herein as the "Bank").

                             RECITALS
                             --------
     1. The Borrowers, the Guarantor and the Bank desire to amend the Loan Agreement dated as of January 20, 1998 (the "Loan Agreement") as amended by the First Amendment to Loan Agreement dated as of July 23, 1998 (the "First Amendment").

     2. The parties herein have agreed to enter into this Second Amendment in order to further amend the terms and conditions as set forth in the Loan Agreement and the First Amendment.

     3. The loan documents described in the Loan Agreement and the First Amendment and this Agreement and the other documents and notes referred to herein shall collectively be referred to as the "Loan Documents". All of the present notes and the notes referred to herein are collectively referred to as the "Notes" and the aggregate amount owed to the Bank under the Notes and the other Loan Documents shall be referred to as the "Indebtedness".

     NOW, THEREFORE, the parties, in consideration of the mutual covenants and agreements contained herein, covenant and agree as follows:

     1.   Modification of Term Loan.  The term loan as defined in
          -------------------------
the Loan Agreement shall be amended to provide for a maturity date of June 20, 1999, with payments due on the 20th day of each month. The amended term loan shall be evidenced by the Amended and Restated Term Note dated February 25, 1999.

     2.   Extension of Additional Credit.  The Bank shall provide
          ------------------------------
the Borrowers with an additional loan in the principal amount of $800,000.00, which shall have a maturity date of June 30, 1999. It shall be evidenced by the Term Note dated February 25, 1999.

     3.   Renewal of 21st Century Note.  The Bank agrees to renew
          ----------------------------
the 21st Century Note to June 30, 1999, which shall be evidenced by the Renewal 21st Century Note dated as of January 30, 1999.

     4.   Substitution of Guaranties.  The Bank hereby agrees to
          --------------------------
accept the Guaranty of the Guarantor as evidenced by the Guaranty dated February 18, 1999 (the "Guaranty"), in substitution of the Guaranties of John Robert Owens and D. Richard Meyer, and the Bank further agrees that John Robert Owens and D. Richard Meyer are hereby deemed to be released of their obligations as Guarantors of the aforementioned Loans which they have guaranteed upon execution and delivery of all documents required herein.

     5.   Additional Reporting Requirements.  In addition to the
          ---------------------------------
reporting requirements contained in the Loan Agreement, as amended, the Guarantor shall, within sixty (60) days after the end of each fiscal quarter (and beginning with the March 31, 1999 quarter end), provide Bank with balance sheets,

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statements of income and retained earnings as of the end of such fiscal quarter, and properly completed calculations necessary to test compliance with all of the financial covenants set forth herein, in form and content reasonably acceptable to Bank, and all in reasonable detail, and all such financial statements shall be internally prepared in accordance with GAAP consistently applied and certified as correct by Guarantor's chief financial officer. Provided, however, the Guarantor shall not be obligated to deliver the Guarantor's internally prepared balance sheet and income statement for the last month of the Guarantor's fiscal year.

     6.   Collateral.  The Indebtedness shall continue to be secured
          ----------
by the Security Agreements dated January 20, 1998, from the Borrowers whereby the Borrowers pledged to the Bank a valid and enforceable security interest in all of their assets as described in each of the Security Agreements. Further, the Guarantor shall execute and deliver to the Bank its Stock Pledge and Security Agreement whereby the Guarantor pledges and assigns to the Bank all of its interest in the Common Stock of Equity Underwriting Group, Inc. and Commonwealth Premium Finance Corporation (the "Stock") as shown on Schedule A attached to the Stock Pledge and Security Agreement dated February 25, 1999.

     7.   Conditions Precedent.  The obligation of the Bank to enter
          --------------------
into this Agreement and the other Loan Documents is subject to the condition precedent that the Bank shall have received and approved on or before the closing each of the following, in form and substance reasonably satisfactory to the Bank:

          a. This Agreement, the Amended and Restated Term Note, the Term Note, the Renewal 21st Century Note, the Guaranty and the Stock Pledge and Security Agreement shall be duly executed and delivered by the Borrowers and the Guarantor to the Bank.

          b.   Lien Report.  A lien report from the counsel for the
               -----------
Guarantor, which states that the Bank has first and prior lien on the Stock.

          c.   Articles and By-Laws; Evidence of Existence/Good
               -------------------------------------------------
Standing of the Guarantor.  Certified copies of the Guarantor's
-------------------------
Articles and By-Laws and the Certificate of Existence/Good Standing of the Guarantor issued by the Secretary of State of Delaware.

          d.   Evidence of Corporate Action by the Borrowers and the
               ------------------------------------------------------
Guarantor.  Certified copies of all corporate action taken by the
---------
Borrowers and the Guarantor, including resolutions of the Borrowers and the Guarantor authorizing the execution, delivery and performance of the
Loan Documents.   A certificate of the Secretary of the Guarantor
certifying the names and true signatures of officers of the Guarantor authorized to sign the aforementioned documents to which it is a party.

          e.   Opinion of Counsel.  The Borrowers and the Guarantor
               ------------------
shall provide the Bank with an opinion of counsel satisfactory to the Bank regarding such matters as the validity and enforceability of the Loan Documents.

     8.   Representations and Warranties of the Borrowers.  Each of
          -----------------------------------------------
the Borrowers represents and warrants to the Bank as follows:

          a.   Good Standing and Due Qualification.  Each Borrower
               -----------------------------------
is a corporation, duly incorporated, validly existing and is duly qualified and in good standing under the laws of each jurisdiction in which such qualification is required by law.

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          b.   Corporate Power and Authority.  The execution,
               -----------------------------
delivery and performance by the Borrowers of the Loan Documents have been duly authorized by all necessary corporate action.

          c.   Legally Enforceable Loan Documents.  The Loan
               ----------------------------------
Documents executed and/or delivered in connection with this Agreement are legal, valid and binding obligations of each Borrower and enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally.

          d.   No Adverse Change.  No material adverse change has
               -----------------
occurred in any of the businesses of either of the Borrowers and no material adverse change has occurred in the financial condition of either of the Borrowers since the date of the most current financial information provided to the Bank.

          e.   No Defenses or Setoffs.  As of the date hereof, the
               ----------------------
Borrowers are not aware of any defenses, credits or setoffs to the payment of the Indebtedness evidenced by the Notes, or to the enforceability of the Notes, or the Loan Documents, nor are there any claims, actions or causes of action which could be asserted against the Bank relating to the transactions evidenced by any of the Loan Documents.

          f.   Limited Effect of Amendment.  Except as specifically
               ---------------------------
amended herein, the terms and conditions of the Notes, the Loan Documents and all other existing agreements between the parties are unaffected by this Amendment and shall continue to be binding upon the Borrowers and the Bank and continue to remain in full force and effect.

     9.   Representations and Warranties of the Guarantor.  The
          -----------------------------------------------
Guarantor represents and warrants to the Bank as follows:

          a.   Good Standing and Due Qualification.  The Guarantor
               -----------------------------------
is a corporation, duly incorporated, validly existing and is duly qualified and in good standing under the laws of Delaware.

          b.   Corporate Power and Authority.  The execution,
               -----------------------------
delivery and performance by the Guarantor of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action.

          c.   Legally Enforceable Loan Documents.  The Loan
               ----------------------------------
Documents executed and/or delivered by the Guarantor are legal, valid and binding obligations of the Guarantor and enforceable in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally.

     10.  Affirmative Covenants.  So long as any portion of the
          ---------------------
Notes shall remain unpaid, the Borrowers each agree to fully comply with all of the affirmative convents contained in the Loan Agreement and the First Amendment. Further, the Borrowers shall fully comply with the negative covenants contained in the Loan Agreement and the First
Amendment.

     11.  Notices.  All notices and other communications given to or
          -------
made upon any party hereto in connection with this Security Agreement, the Notes or any other Loan Documents shall, except as herein or therein otherwise expressly provided, be in writing, sent by certified or registered mail return receipt requested, as follows:

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     If to Borrower:        220 Lexington Green Circle
                            Lexington, Kentucky 40503
                            ATTN: Robert Owens

     with a copy to:        Robert M. Beck, Jr.
                            Stites & Harbison
                            2300 Lexington Financial Center
                            Lexington, Kentucky 40507

     If to Guarantor:       Unified Financial Services, Inc.
                            1104 Buttonwood Court
                            Lexington, Kentucky 40515
                            ATTN: President and CEO

     with a copy to:        Charles H. Binger
                            Thompson Coburn
                            One Mercantile Center, Suite 34007
                            St. Louis, Missouri 63101

     If to Bank:            Bank One, Kentucky, NA
                            416 West Jefferson Street
                            Louisville, Kentucky 40202

     with a copy to:        Mark Boison
                            Bank One, Kentucky, NA
                            201 East Main Street
                            Lexington, Kentucky 40507

     12.  Entire Agreement.  This Amendment and the other Loan
          ----------------
Documents constitute the entire understanding among the parties with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto. This Agreement may not be amended without the prior written consent of all parties herein.

                            BANK ONE, KENTUCKY, NA


                            BY: /s/ Rhonda Lenney
                               --------------------------------------

                            TITLE: Officer
                                  -----------------------------------


                            EQUITY INSURANCE MANAGERS, INC.


                            BY: /s/ John R. Owens
                               --------------------------------------

                            TITLE: President
                                  -----------------------------------


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                            EQUITY UNDERWRITING GROUP, INC.


                            BY: /s/ John R. Owens
                               --------------------------------------

                            TITLE: President
                                  -----------------------------------


                            21ST CENTURY CLAIM SERVICES, INC.


                            BY: /s/ John R. Owens
                               --------------------------------------

                            TITLE: Secretary/Treasurer
                                  -----------------------------------


                            UNIFIED FINANCIAL SERVICES, INC.


                            BY: /s/ Timothy L. Ashburn
                               --------------------------------------

                            TITLE: Chairman, CEO, President
                                  -----------------------------------


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